SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2007

LANGUAGE ACCESS NETWORK, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52374	61-1433933
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 W. Rich Street, Suite 150 Columbus, Ohio	43215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 355-0902

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 29, 2007 Languague Access Network, Inc. filed a Current Report on Form 8-K to disclose a promissory note (the “Language Access Note”) that the Company signed with Interim Support, LLC (“Interim”), and to explain that Interim signed a note (the “Interim Note”) with National City Bank. This Amendment is filed to clarify that the Language Access Note and the Interim Note both mature on October 11, 2008 and are not demand notes.

SECTION 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On October 11, 2007, a company known as Interim Support, LLC (“Interim”) entered into a line of credit loan with National City Bank under a promissory note agreement. The promissory note allows Interim to draw up to $1,000,000 until October 11, 2008 with a variable rate of interest at a margin of 2.000% added to the index rate (One Month LIBOR). The promissory note matures on October 11, 2008.

Subsequently, we entered into an agreement with Interim to borrow any money that Interim draws under the terms of the promissory note. This agreement has been formalized in a promissory note (referred to herein as the “Language Access Note”) that we signed with Interim that essentially mirrors the terms of the promissory note Interim signed with National City Bank. As such, we owe obligations to Interim to pay a variable rate of interest at a margin of 2.000% added to the index rate on any monies we receive under the Language Access Note. As of October 11, 2007 we received $381,000.00 from Interim. We expect to receive further amounts in the near future until the entire $1,000,000 has been exhausted. The Language Access Note matures on October 11, 2008.

The members of Interim include Laurence E. Sturtz, Andrew Panos, James Schilling, Dr. John “Jack” Perez, Dr. Val Warhaft, and Dr. James Ginter, all members of our board of directors, and Michael Guirlinger, our CEO. These officers and directors of our company individually agreed to guarantee the promissory note with National City Bank.

The funds available under Language Access Note will be used for our operating expenses until such time as we are self sustaining.

The foregoing is not a complete summary of the terms of the Language Access Note, and reference is made to the complete text thereof attached hereto as Exhibit 10.1.

SECTION 2 - Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the creation of a direct financial obligation is incorporated by reference into this Item 2.03.

SECTION 9 - Financial Information Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Promissory Note, dated October 11, 2007*

*Previously filed on EDGAR on October 29, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Language Access Network, Inc.

By:  / s/ Michael Guirlinger
        Michael Guirlinger
        Chief Executive Officer
Date: November 7, 2007